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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  May 27, 1999 (May 26, 1999)

                          MARKWEST HYDROCARBON, INC.
            (Exact name of registrant as specified in its charter)



        Delaware                       1-11566                 84-1352233
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)


         155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: 303-290-8700



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ITEM 5.   OTHER EVENTS

On May 26, 1999, MarkWest Hydrocarbon, Inc. issued the following press release:


MarkWest Hydrocarbon Sells West Memphis, Arkansas Propane terminal

     DENVER--May 26, 1999--MarkWest Hydrocarbon, Inc. (AMEX:NRG), closed today on its sale of the Company's West Memphis, Arkansas, wholesale propane terminal to Texon Distributing L.P. MarkWest received cash proceeds of $5.55 million, plus inventory value, from this transaction. The Company had announced its intention to sell this terminal as part of its first quarter 1999 earnings release.

     The Company will report an after-tax gain of $1.5 million, or $0.18 per share, as part of its second quarter 1999 results scheduled for release in July. Sale of this terminal is part of an ongoing process to redeploy non-strategic assets into higher-return, fee-based projects with longer-term growth potential.

                                      ###

     MarkWest Hydrocarbon, Inc., provides natural gas processing and related services. The Company provides compression, gathering, treatment and natural gas liquids (NGLs) extraction services to natural gas producers and pipeline companies and fractionates NGLs into marketable products. MarkWest also purchases, stores and markets natural gas and NGLs and conducts strategic exploration for new natural gas sources for its processing services. MarkWest is Appalachia's largest natural gas processor, is rapidly expanding its presence in Michigan and expanding its service offerings in the Rocky Mountains. MarkWest also explores for and produces natural gas in the Rocky Mountains and Michigan.

     Forward-Looking Statement. This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Although these statements are based on data available at the time this material was prepared and although MarkWest believes that its expectations are based on reasonable assumptions, it can give no assurances that its goals will be achieved, or that its conclusions will be supported by actual future events or success. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the timing and extent of changes in commodity prices, and competition for new projects and acquisitions. Refer to the Company's latest Form 10-K for additional risks and conditions.
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                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        MARKWEST HYDROCARBON, INC.
                                              (Registrant)

Date:   May 27, 1999                    BY:  /s/ Gerald A. Tywoniuk
                                           -------------------------
                                              Gerald A. Tywoniuk
                                          Chief Financial Officer and
                                           Vice President of Finance
                                      (On Behalf of the Registrant and as
                                       Principal Financial and Accounting
                                                    Officer)